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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                        Date of Report December 4, 1995

                      -----------------------------------


                            SECTOR ASSOCIATES, LTD.
               (Exact name of registrant as specified in charter)


   DELAWARE                        0-17827                   11-2788282
(State or other                  (Commission                 (IRS Employer
jurisdiction of                   File Number)               identification no.)
incorporation)


                            2343 WEST 76TH STREET
                           HIALEAH, FLORIDA  33016
                    (Address of principal executive offices)


                                (305) 557-6000
              (Registrant's telephone number, including area code)





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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibit 16 - Letter to Commission re: change in certifying accountant.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   SECTOR ASSOCIATES, LTD.



                                                   By:  /s/ Gerald Smith
                                                        -----------------------
                                                        Gerald Smith
                                                        President



                                                   Date:  December 18, 1995
                                                        -----------------------






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                                EXHIBIT INDEX


     Exhibit                                                            Page
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
      16         Letter from Grant Thornton, LLP to the Commission       5